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                                                                   Exhibit 10.33

  Summary of the Registrant's Compensatory Arrangements with Executive Officers



Name and Title                                                       Base Salary
--------------                                                       -----------

Paul Sagan                                                             $400,000
President and CEO-Elect

Robert Cobuzzi                                                         $200,000
Chief Financial Officer

George Conrades                                                         $20,000
Executive Chairman

Melanie Haratunian                                                     $210,000
Vice President and General Counsel

Robert Hughes                                                          $350,000
Executive Vice President -- Global Sales, Services and Marketing

Tom Leighton                                                            $20,000
Chief Scientist

Chris Schoettle                                                        $300,000
Executive Vice President -- Technology, Networks and Support

J. Donald Sherman                                                      $300,000
Senior Vice President -- CFO-Elect

Cathy Welsh                                                            $210,000
Chief Human Resources Officer